Exhibit 99.1

 Galectin TherapeuticsCorporate OverviewNovember 2024

 2  This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the statements.These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, supporting activities, potential partnering opportunities and estimated spending for 2024 and beyond. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, that our trials and supporting CMC information may be impacted by a resurgence of COVID-19 or a similar outbreak of an infectious disease.We may experience delays in our trials, which could include enrollment delays. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials.To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2023, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.  Forward-Looking Statements

 Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2035  Only company to exclusively focus on treatment for the cirrhotic stage of MASH  Significant efficacy observed in cirrhotic patients without varices  Ongoing NAVIGATE global clinical trial; topline results expected in December 2024  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  $27M* cash and $6M remaining under line of credit provided by GALT Chairman*  Cash runway expected through May 2025  *As of September 30, 2024.  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  Finance  Investment Highlights  3

 Highly Experienced Leadership Team  4  Over 32 years of public and private company experience including more than a decade of audit, tax and SEC registrant experience with a major accounting firm.  JACK W. CALLICUTT   Chief Financial Officer  Over 28 years of experience working in the pharmaceutical industry in clinical data and trial management with 23 years as statistician.  SETH ZUCKERMANSenior Director, Biostatistics  Over 25 years diverse experience in the pharmaceutical research industry supporting global study operations from site to personnel management.   JESSICA KOPACZEWSKI   Senior Director, Clinical Operations  Highly experienced in pharmaceutical development of novel formulations and medicines with advanced manufacturing techniques and bringing them to approval.  JEFF KATSTRA   VP, CMC / Pharmaceutical Development  Extensive experience in clinical pharmacology, drug metabolism, and pharmacokinetics with various drug formats and across therapeutic areas, leading to 10 different global drug approvals.   EZRA LOWE, Ph.D.   VP, Clinical and Preclinical Pharmacology  Financial executive with over 25 years of management experience in a taxation, restructuring, acquisition, and private equity ventures.  JOEL LEWIS  Chief Executive Officer & President  Have two decades of expereince leading drug development across various stages of clinical trials in the pharmaceutical industry. Led multiple new drug application filings and secured approvals from several regulatory agencies.  KHURRAM JAMIL, M.D.Chief Medical Officer  More than 20 years of domestic and international drug development experience encompassing all aspects of global Regulatory Affairs and Quality Assurance.  SUE THORNTON   VP Regulatory Affairs

 Clinical Program  Development Stage  Drug  Indication  Discovery  Preclinical  Phase 1  Phase 2  Phase 3  Fibrosis  Belapectin  MASH Cirrhosis  Cancer Immunotherapy (Combination therapy)  Belapectin + Keytruda  Melanoma + Head / Neck Cancer  Oral Galectin-3 Inhibitors  Discovery program to identify subcutaneous forms of carbohydrates and oral small molecules  5  Laser-Focused Pipeline

 Galectin 3 is part of the galectin family of sugar-binding proteins that act as a “molecular glue”, it is:  Predominantly produced by activated macrophages   Involved in a wide number of biological and pathological processes  Galectin-3 recruits macrophages to injury sites and promotes chronic inflammation by activating proinflammatory pathways  1. Marino KV, et al. Nat Rev Drug Discov. 2023;22(4):295-316. 2. Henderson NC, et al. Proc Natl Acad Sci U S A. 2006;103(13):5060-5.   Galectin-3 drives many pathophysiological process in fibrotic diseases and cancer  6  Galectin-3 is a Promising Therapeutic Target in Inflammatory and Fibrotic Diseases1,2   Proliferation  Inflammation  Fibrosis  Apoptosis  Adhesion  Angiogenesis  Metastasis  Tumor Growth  Differentiation  Migration  Galectin-3

 Belapectin: a Proprietary Galectin-3 Inhibitor with Low Toxicity and Anti-fibrotic Activity   Belapectin is a polysaccharide polymer comprising galacturonic acid, galactose, arabinose, rhamnose and smaller amounts of other sugars  Belapectin Preclinical Data:  In animal models of MASH (streptozotocin High-Fat Diet mice1) and cirrhosis (thioacetamide treated rats2) belapectin was associated with decreased:  Galectin-3 staining and galectin-3 expression in macrophages  NAFLD Activity Scores  Collagen-1 expression  Hepatic collagen deposition  Hepatic fibrosis   Portal pressure  In toxicology studies, including monkeys, belapectin:  Was well-tolerated even at high doses  Accumulated in macrophages with a residence time longer than in plasma  1. Traber PG, et al. PLoS One. 2013;8(12):e83481. 2. Traber PG, et al. PLoS One. 2013; ;8(10):e75361.  7

 8  Macrophage  Fibroblast Activation  Myofibroblasts  Gal-3  Tissue Fibrosis  Organ Failure  Gal-3 induced Epithelial Mesenchymal Transdifferentiation (EMT)  Belapectin  1. Slack RJ, et al. Int J Biochem Cell Biol. 2021: 130:105881.   Belapectin Mechanism of Action1

 MASH Cirrhosis

 MASH Cirrhosis Represents a Significant Market Opportunity in the U.S. with No FDA-Approved Treatment  Metabolic dysfunction-associated steatohepatitis (MASH), previously known as non-alcoholic steatohepatitis (NASH), is characterized by fat accumulation, inflammation and fibrosis of the liver1  3%-5% of the global population is estimated to be affected by MASH, though the disease is considered to be underdiagnosed2  There are genetic predisposition to MASH, yet certain health conditions put patients at increased risk:3   1. Fatty Liver Foundation. https://www.fattyliverfoundation.org/#gsc.tab=0. .2. Sherif ZA, et al. Dig Dis Sci. 2016;61(5):1214-25. 3. NIDDK. NAFLD and MASH. https://www.niddk.nih.gov/health-information/liver-disease/nafld-nash/symptoms-causes. 4. Datamonitor Healthcare. MASH Disease Analysis. 5. Scientific Registry of Transplant Recipients. OPTN/SRTR 2021 Annual Data Report: Liver. https://srtr.transplant.hrsa.gov/annual_reports/2021/Liver.aspx. 6. Stepanova M, et al. Hepatol Commun. 2022;6(7):1506-1515.   5M   Progress to MASH cirrhosis1  20M   Develop liver fibrosis1  100M   Americans have fatty liver disease (most don’t know it)1  Only curative treatment is liver transplant1  30% of those listed for liver transplant will die waiting1  MASH cirrhosis is expected to become the most frequent reason for a liver transplant6  Prevalence increased >2x in the past decade 4  Addressable market in the U.S.  ~8.7K  Liver transplantations in the U.S.5   Being overweight or obese  Having hypertension, high cholesterol or high triglyceride levels  Having type 2 diabetes, insulin resistance or prediabetes  10

 11  3rd Party Market Opportunity Assessment Suggests1  Potential 50-100% Adoption Rate  Limited current treatment options:  Cirrhotic management focuses on stabilization and delaying progression  Management directed towards comorbidities  Highly favorable perception of belapectin indication, MoA and safety by HCPs   Payers believe in the high unmet need in MASH cirrhosis  Belapectin is a Novel Therapy with First- and Best-in-Class Potential in MASH Cirrhosis  1. LifeSci Consulting Belapectin Commercial Opportunity Assessment contracted by the Company. May 2024.   United States Estimates1  A significant unmet need exists for MASH compensated cirrhosis patients with portal hypertension due to disease severity and risk of decompensation  $8.8B  2.1M  331K  Patients with compensated MASH cirrhosis in 2024   Peak belapectin sales in U.S.   Patients with compensated cirrhosis and portal hypertension with no varices in 2024

 HPVG=hepatic venous pressure gradient.   There are no specific therapies available for patients with portal hypertension who have not yet developed varices  Intervention Before Escalation: When to Intervene in Cirrhosis  12  Compensated   cirrhosis  Decompensated cirrhosis  No Portal Hypertension   Portal Hypertension  Stage 2  Stage 3 and 4  No varices  No varices  Varices, small to large  Varices Bleeding, ascites, encephalopathy  HVPG1 mm Hg   One year mortality 1-3%  One year mortality ~50%  ≥6  >10

 LBM=lean body mass.1. Chalasani N, et al. Gastroentrol 2020;158:1334-45. 2. Curti B. J Immunother Cancer. 2021;9:e002371.  Belapectin Demonstrated Efficacy and Safety in Clinical Trials1,2  13  Belapectin was well-tolerated and appeared safe in Phase 1 and Phase 2b clinical studies  No adverse safety signal identified  Phase 2 study with one year of biweekly infusion:  Completion rate was 94%  Well-tolerated in doses up to 8 mg/kg LBM  Belapectin exposure did not appear to increase with higher degree of hepatic insufficiency   Encouraging data from Phase 2 Study; Phase 2b/3 Adaptive Trial currently underway  The Phase 2b MASH cirrhosis study provided a proof of concept for:  Efficacy  Choice of a relevant clinical outcome (prevention of varices)  Dose range selection  Efficacy  Safety

 Phase 2b Study of Belapectin in Patients with MASH Cirrhosis:   Study Design1  14  Placebo   n=54  Screen  Belapectin 8 mg/kg/LBM Q2W  n=54  52 Weeks   Belapectin 2 mg/kg/LBM Q2W  n=53  Randomize  (N=162 1:1:1)  Main inclusion criteria  MASH cirrhosis (biopsy)  Portal Hypertension: HVPG ≥ 6 mmHg  No cirrhosis complications  No varices/varices (50:50)  Primary endpoint  Portal pressure (HPVG) change from baseline to Week 54  Secondary endpoints at Week 54  Liver biopsy  Varices (esophago-gastric endoscopy)  Cirrhosis decompensation  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass. 1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.

 Total Patient Population: Belapectin Impact on HPVG at One Year1,*  15  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass, N.S.=non significant.  *ITT with LOCF, ANCOVA with baseline as covariate and treatment as factors, Bonferroni-Holm.1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  N.S.  N.S.  Baseline  1 yr  Baseline  1 yr  Baseline  1 yr

 Patients without Varices: Belapectin Significantly Reduced HVPG at One Year1,*  16  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass.  *ITT with LOCF, ANCOVA with baseline as covariate and treatment varices, and treatment/varices interaction as factors, LOCF, Bonferroni-Holm1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  Statistically significant effect of 2 mg/kg/LBM dose on change in HVPG from baseline at 1 year  p=0.02  p=0.44  Baseline  1 yr  Baseline  1 yr  Baseline  1 yr

 Belapectin Reduces Emergence of Varices1,*   17  Significantly fewer new varices on belapectin vs placebo  No patients on 2 mg/kg/LBM developed new varices  Belapectin demonstrated efficacy on a clinically-meaningful endpoint where no current therapies exist  LBM=lean body mass.  *Chi square  1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  p=0.02  p=0.12

 Next Step: NAVIGATE Belapectin’s Global Clinical Trial  Screen  Randomize  (1:1:1)  Belapectin 4 mg/kg/LBM Q2W  n=119  Belapectin 2 mg/kg/LBM Q2W  n=119  Placebo   n=119  18  Topline efficacy and safety analysis expected in December 2024  Originally the NAVIGATE trial was designed as an adaptive Phase 2b/3 trial. However, based on FDA feedback, the Company made the decision to analyze the stage 1 portion as stand-alone clinical trial.

 NAVIGATE Study: Patient Population and Efficacy Endpoints  19  MASH cirrhosis  No varices on EGD  CTP Scores <7  Portal hypertension:  Thrombocytopenia or at least  AST/ALT > 1  Spleen ≥ 14 cm   Collaterals by imaging   Stiffness ≥ 20 kPa  Development of new varices  Hepatic decompensation events  All-cause mortality  Proportion of patients with large varices or red wales  Varices requiring treatment  MELD ≥ 15   Liver transplant  Non-invasive biomarkers  ALT=alanine aminotransferase ; AST=aspartate transaminase; CTP=Child-Turcotte-Pugh; EGD=Esophagogastroduodenoscopy; MELD=model for end-stage liver disease.  Key inclusion criteria  Primary endpoint  Secondary endpoint

 NAVIGATE Update  20  No systematic liver biopsies required  Pre-screening on portal hypertension clinical criteria  Central review of esophago-gastro-endoscopies  Topline results expected in December 2024  130+   15  5  sites   countries  continents  Approximately   Recruitment complete  357 patients randomized

 Cancer Immunotherapy Program (Belapectin + checkpoint inhibitor)

 Phase 1 (Investigator-Initiated) of belapectin + pembrolizumab (Keytruda®)  Belapectin in Combination with Pembrolizumab Showed Clinical Efficacy and Safety in Phase 11  22  Objective response observed in 50% of MM (7/14) and 33% of HNSCC (2/6) patients   Extension in more advanced patients showed stable disease in 56% MM (5/9) and 40% in HNSCC (2/5)  Combination treatment was well tolerated with no dose-limiting toxicity observed  Fewer immune adverse events than expected  Increased baseline expression of Gal3+ tumor cells, periphery PD-1+CD8+ T cells and reduced clearance of pembrolizumab correlated with clinical response  IND filed and approval to proceed received from FDA (Head and Neck cancer)  HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma.  1. Curti B. J Immunother Cancer. 2021;9:e002371.  Objective response to belapectin+pembrolizumab therapy at Day 85

 Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2035  Only company to exclusively focus on treatment for the cirrhotic stage of MASH  Significant efficacy observed in cirrhotic patients without varices  Ongoing NAVIGATE global clinical trial; topline results expected in December 2024  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  $27M* cash and $6M remaining under line of credit provided by GALT Chairman*  Cash runway expected through May 2025  *As of September 30, 2024.  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  Finance  Investment Highlights  23

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